UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	September 21, 2005

ATP Oil & Gas Corporation

(Exact name of registrant as specified in its charter)

Texas	000-32261	76-0362774
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4600 Post Oak Place, Suite 200, Houston, Texas	77027
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(713) 622-3311

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ATP Oil & Gas Corporation (“ATP” or the “Company”) hereby files by amendment to its Current Report on Form 8-K filed on September 21, 2005 audited financial statements and unaudited pro forma financial information relating to the acquisition of certain King’s Peak properties from BP Exploration & Production Inc. (“BP”). The completion of the acquisition is described in item 2.01 below and the audited financial statements and pro forma financial information are described in item 9.01 below and, where applicable, filed as exhibits to this report.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On September 21, 2005, the Company acquired all of BP’s 55% working interest in four federal oil and gas leases covering Mississippi Canyon Blocks 173/217 and Desoto Canyon Blocks 133/177, offshore Gulf of Mexico, an oil and gas discovery area named “King’s Peak.” The Company will operate this field which includes two producing subsea wells, in addition to proved undeveloped, probable and possible reserves, and all of BP’s interest (19.25%) in the Canyon Express Pipeline System (“CEPS”). CEPS is a 56-mile pipeline system operated by TotalFinaElf that gathers production from King’s Peak and two other fields. Consideration paid in cash at closing, after closing adjustments, was $18.6 million.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired. The following audited financial statements of the King’s Peak Properties are included as Exhibit 99.1 hereto and incorporated herein by reference:

1	Independent Auditors’ Report

2	Statements of Revenues and Direct Operating Expenses for the Period January 1, 2005 through September 21, 2005 and the Years Ended December 31, 2004 and 2003

3	Notes to Statements of Revenues and Direct Operating Expenses

(b) Pro Forma Financial Information. The following pro forma financial information of the Company giving effect to the acquisition of the King’s Peak properties and certain other transactions described in such pro forma financial information is included as Exhibit 99.2 hereto and incorporated herein by reference:

1	Unaudited Pro Forma Combined Statement of Operations for the Nine Months Ended September 30, 2005

2	Unaudited Pro Forma Combined Statement of Operations for the Year Ended December 31, 2004

3	Notes to the Unaudited Pro Forma Financial Statements

(c) Exhibits:

Number	Description:
23.1	Consent of Independent Accountants.
23.2	Consent of Independent Petroleum Engineers.
99.1	Statements of Revenues and Direct Operating Expenses of King’s Peak Properties.
99.2	Unaudited Pro Forma Financial Statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to the report to be signed on its behalf by the undersigned hereunto duly authorized.

ATP OIL & GAS CORPORATION

Date: December 5, 2005	By	/S/ ALBERT L. REESE, JR.
Albert L. Reese, Jr.
Chief Financial Officer